UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2018

 Wesco Aircraft Holdings, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford
Valencia, California 91355
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On January 25, 2018, Wesco Aircraft Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).

(b) At the Annual Meeting, the Company’s stockholders considered and voted upon the following proposals:

1.
The election of four directors (Dayne A. Baird, Jay L. Haberland, Jennifer M. Pollino and Todd S. Renehan) to serve as Class I directors for a term of three years and until their successors are duly elected and qualified;

2.	The approval, by a non-binding advisory vote, of the Company’s executive compensation;

3.	The recommendation, by a non-binding advisory vote, of the frequency of future advisory votes to approve the Company’s executive compensation; and

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending September 30, 2018 (“fiscal 2018”).

Proposal 1 - Election of Directors

The following table sets forth the number of votes in favor, the number of votes withheld and the number of broker non-votes with respect to Proposal 1, the election of Class I directors:

Director	Votes in Favor	Votes Withheld	Broker Non-Votes
Dayne A. Baird	69,300,566	19,267,491	2,488,567
Jay L. Haberland	83,585,640	4,982,417	2,488,567
Jennifer M. Pollino	83,585,785	4,982,272	2,488,567
Todd S. Renehan	86,577,520	1,990,537	2,488,567

Proposal 2 - Approval on an Advisory Basis of the Company’s Executive Compensation

The following table sets forth the number of votes in favor, the number of votes against, the number of abstentions and the number of broker non-votes with respect to Proposal 2, the approval, by a non-binding advisory vote, of the Company’s executive compensation:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
87,828,967	717,972	21,118	2,488,567

Proposal 3 - Recommendation on the Frequency of Future Advisory Votes to Approve the Company’s Executive Compensation
The following table sets forth the number of votes for “Every Year,” “Every Other Year,” “Every Three Years” and the number of abstentions and broker non-votes with respect to Proposal 3, the recommendation, by a non-binding advisory vote, of the frequency of future advisory votes to approve the Company’s executive compensation:

Every Year	Every Other Year	Every Three Years	Abstentions	Broker Non-Votes
77,314,426	21,545	8,426,893	2,805,193	2,488,567

Proposal 4 - Ratification of Appointment of Independent Auditors

The following table sets forth the number of votes in favor, the number of votes against and the number of abstentions with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2018:

Votes in Favor	Votes Against	Abstentions
89,697,902	1,351,838	6,884

(d) At the Annual Meeting, the stockholders voted, on an advisory basis, to hold future advisory votes to approve the Company’s executive compensation on an annual basis, as recommended by the Company’s Board of Directors. In accordance with these voting results, the Company intends to hold an advisory vote on its executive compensation annually until the next required vote on the frequency of such an advisory vote, which will occur no later than the Company’s 2024 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO AIRCRAFT HOLDINGS, INC.

Date: January 29, 2018	By:	/s/ Kerry A. Shiba
Kerry A. Shiba Executive Vice President and Chief Financial Officer